CARDLYTICS Q2 2023 Earnings Presentation August 1, 2023

Disclaimer This presentation includes forward-looking statements. All statements contained in this presentation other than statements of historical facts, including statements regarding expectations about future financial performance or results of Cardlytics, Inc. (“Cardlytics,” “we,” “us,” or “our), such as including becoming cash flow positive, earnings guidance for the third quarter of 2023, the short- and long-term success of our product initiatives, our ability to achieve liquidity, long-term growth and profitability, the anticipated impact of our strategic initiatives to create shareholder value and growth in billings, MAUs and ARPU, are forward looking statements. The words “anticipate”,” believe,” “continue,” “estimate,” “expect,” “intend,” “may,” “will” and similar expressions are intended to identify forward-looking statements. The future events and trends discussed in this presentation may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond our control. Our actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to: risks related to unfavorable conditions in the global economy and the industries that we serve; our quarterly operating results have fluctuated and may continue to vary from period to period; our ability to sustain our revenue growth and billings; risks related to the integration of Dosh, Bridg and Entertainment with our company; potential payments under the Merger Agreement with Bridg; risks related to our substantial dependence on our Cardlytics platform; risks related to our substantial dependence on JPMorgan Chase Bank, National Association (“Chase”), Bank of America, National Association ("Bank of America"), Wells Fargo Bank, National Association (“Wells Fargo”) and a limited number of other financial institution (“FI”) partners; risks related to our ability to maintain relationships with Chase, Wells Fargo and Bank of America; the amount and timing of budgets by marketers, which are affected by budget cycles, economic conditions and other factors; our ability to generate sufficient revenue to offset contractual commitments to FIs; our ability to attract new partners, including FI partners, and maintain relationships with current partners; our ability to maintain relationships with marketers; our ability to adapt to changing market conditions, including our abili ty to adapt to changes in consumer habits, negotiate fee arrangements with new and existing partners and retailers, and develop and launch new services and features; and other risks detailed in the “Risk Factors” section of our Form 10-Q filed with the Securities and Exchange Commission on August 1, 2023. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance, achievements or events and circumstances reflected in the forward- looking statements will occur. We are under no duty to update any of these forward-looking statements after the date of this presentation to conform these statements to actual results or revised expectations, except as required by law. In addition to U.S. GAAP financial information, this presentation includes billings, adjusted contribution, adjusted partner share and other third-party costs, adjusted EBITDA, adjusted EBITDA margin, non-GAAP net loss and non-GAAP net loss per share, each of which is a non-GAAP financial measure. These non-GAAP financial measures are in addition to, and not a substitute for or superior to, measures of financial performance prepared in accordance with U.S. GAAP. Reconciliations of billings, adjusted contribution, adjusted EBITDA, adjusted EBITDA margin, non-GAAP net loss and non-GAAP net loss per share to the most directly comparable GAAP measures are included in the appendix to this presentation. Please see appendix for definitions.

Company overview

© 2021 Cardlytics 4 We power a native ad platform in our partners’ digital channels.

Cardlytics provides a scaled solution based on purchase intelligence 188M+ Monthly Active Users(1) $4.1T+ in Annual Spend(2) 1 in 2 U.S. Purchase Transactions(3) Distinctive benefits for marketers + Reach valuable banking customers + Operate in a brand-safe, privacy-protected, trusted digital channel + Market to the most valuable customers based on their actual spending + Drive in-store and online traffic + Closed-loop solution measures marketing results to the penny

Cardlytics is focused on five strategic initiatives to create shareholder value + Connecting nearly all of MAUs to new Ad Server by the end of 2023 + Increasing adoption by agency, middle market and SMB clients Drive long-term growth & operating leverage + Upgraded UI / UX for more content and better offer constructs, and engagement solutions to drive engagement and spend Ad Server and Ads Manager adoption + Delivering product-level offers across wider retail to provide advertisers enhanced flexibility and optionality Next-gen customer experience + Scaled product-level offers from leading brands with a friction-free customer experience Product & category offers + Becoming consistently cash flow positive as soon as possible with continued self-funding of growth initiatives Grocery & CPG at scale

Financial information & operating metrics

Trended consolidated results Q2 Adj. Contribution 6.8% y/y Q2 Revenue 1.7% y/y Q2 Billings 1.6% y/y Revenue Adj. Contribution(1) Billings(1) $107.7 $110.4 $126.1 $24.3 $29.6 $31.6 $44.0 $32.8 $35.1 $35.1 $40.0 $30.9 $37.5 $53.2 $58.9 $65.0 $90.0 $67.9 $75.4 $72.7 $82.5 $64.3 $76.7 $76.3 $85.3 $98.4 $134.0 $98.2 $107.7 $110.4 $126.1 $95.6 Q1 21 Q2 21 Q3 21 Q4 21 Q1 22 Q2 22 Q3 22 Q4 22 Q1 23 Q2 23 $109.4

Billings and adjusted contribution best reflect performance Billings Total in aggregate paid by marketers Consumer incentive Set by CDLX to achieve marketing objectives; can fluctuate based on desired outcome Enhanced consumer incentive Additional Consumer Incentives funded by our Partners GAAP revenue Recognized as Revenue; to be split between CDLX & our Partners Partner share Portion of Revenue shared with our Partners Adjusted contribution Amount retained by CDLX; net of Partner Share

Q2 2023 year-over-year consolidated results Consumer Incentives $32,339 $ 32,723 Partner Share $39,170 $35,125 $37,531 BILLINGS REVENUE ADJ. CONTRIBUTION Adjusted Contribution 1.6% 1.7% 6.8% Q2 2022 Q2 2023 $40,280 Three Months Ended June 30, Change 2022 2023 $ % Billings(1) $107,744 $109,424 $1,680 1.6% Consumer Incentives 32,339 32,723 384 1.2% Revenue $75,405 $76,701 $1,296 1.7% Partner Share and other third-party costs 40,280 39,170 (1,110) (2.8%) Adjusted contribution(1) $35,125 $37,531 $2,406 6.8% Delivery costs 8,162 7,015 (1,147) (14.1%) Gross profit $26,963 $30,516 $3,553 13.2% Net loss ($126,290) ($23,508) $102,782 (81.4%) Adjusted EBITDA(1) ($15,785) ($4,073) $11,712 74.2%

Cardlytics platform advertiser spend by industry Industry % Change % of Advertiser Spend Three Months Ended June 30, Three Months Ended June 30, vs 2022 vs 2021 2023 2022 2021 Grocery & Gas > (5%) < 180% > 10% > 10% > 0% Restaurant > (10%) > (30%) > 15% > 20% > 30% Retail > (5%) < 15% > 30% < 35% < 35% Travel & Entertainment > 65% > 175% > 10% < 10% < 10% Other n/a n/a < 5% > 0% > 0% DTC > 0% > 35% < 30% > 25% > 25%

Cardlytics platform engagement metrics(1) There may be variation in future quarters due to factors such as global economic events, bank launches, new advertisers with significant spend, and growth in nascent or new verticals. Monthly log-in days(2) show that MAUs logged in 10 days per month in Q2 2023 and Q2 2022. Offer activation rates(2) show higher rates for small-ticket, volume-heavy offers versus large-ticket and subscription offers. Campaign spend ratios(2) show Cardlytics currently targets a small proportion of total MAU spend. + As budgets increase and more advertisers come onto the platform, more spend from MAUs can be targeted with offers. + There remains considerable room to target larger audiences in light of existing MAU engagement levels. Campaign Spend Ratios by Industry Offer Activation Rates by Industry Q2 2022 Q2 2023 Q2 2022 Q2 2023

Significant MAU increase precedes opportunity for expected billings growth and future ARPU expansion for the Cardlytics platform ARPU(1)MAUs(1) 168.6 167.6 170.6 175.4 178.5 179.9 184.7 186.7 188.8 188.1 $0.32 $0.34 $0.36 $0.49 $0.36 $0.38 $0.36 $0.45 $0.34 $0.38 Q1 21 Q2 21 Q3 21 Q4 21 Q1 22 Q2 22 Q3 22 Q4 22 Q1 23 Q2 23

Appendix

Q2 2023 results Three Months Ended June 30, Change Six Months Ended June 30, Change 2023 2022 AMT % 2023 2022 AMT % Revenue $76,701 $75,405 $1,296 1.7% $141,032 $143,333 ($2,301) (1.6%) Billings(1) 109,424 107,744 1,680 1.6% 205,050 205,969 (919) (0.4%) Gross Profit 30,516 26,963 3,553 13.2% 55,039 53,205 1,834 3.4% Adjusted contribution(1) 37,531 35,125 2,406 6.8% 68,478 67,900 578 0.9% Net loss attributable to common stockholders (23,508) (126,290) 102,782 (81.4%) (9,900) (93,252) 83,352 n/a Net loss per share (EPS), diluted ($0.67) ($3.75) $3.08 (82.1%) ($0.29) ($2.77) $2.48 n/a Adjusted EBITDA(1) ($4,073) ($15,785) $11,712 (74.2%) ($10,164) ($26,322) $16,158 n/a Adjusted EBITDA margin(1)(2) (5.3%) (15.5%) 10.2% (65.8%) (7.2%) (4.6%) (2.6%) n/a Non-GAAP net loss(1) ($8,406) ($21,729) $13,323 (61.3%) ($1,175) ($35,938) $34,763 (96.7%) Non-GAAP net loss per share(1) ($0.24) ($0.65) $0.41 (63.1%) ($0.03) ($1.07) $1.04 (97.2%) Cardlytics MAUs (in millions) 188.1 179.9 8.2 4.6% 188.4 179.5 8.9 5.0% Cardlytics ARPU $0.38 $0.38 $0.00 0.0% $0.74 $0.72 $0.02 2.78%

Guidance Q3 2023 Guidance Billings(1) $111.0 - $123.0 Revenue $75.0 - $84.0 Adjusted Contribution(1) $39.0 - 45.0 Adjusted EBITDA(1) ($2.0) - $2.0

Reconciliation of GAAP revenue to billings Three Months Ended Mar 31, 2021 Jun 30, 2021 Sept 30, 2021 Dec 31, 2021 Mar 31, 2022 Jun 30, 2022 Sept 30, 2022 Dec 31, 2022 Mar 31, 2023 Jun 30, 2023 Cardlytics Platform Revenue $53,230 $56,763 $62,075 $86,686 $63,983 $69,270 $67,285 $76,647 $59,030 $70,726 Plus: Consumer Incentives 23,087 26,484 33,464 43,924 30,297 32,339 37,686 43,613 31,295 32,723 Billings $76,317 $83,247 $95,539 $130,610 $94,280 $101,609 $104,971 $120,260 $90,325 $103,449 Bridg Platform Revenue - $2,090 $2,909 $3,363 $3,945 $6,135 $5,421 $5,856 $5,301 $5,975 Plus: Consumer Incentives - - - - - - - - - - Billings - $2,090 $2,909 $3,363 $3,945 $6,135 $5,421 $5,856 $5,301 $5,975 Consolidated Revenue $53,230 $58,853 $64,984 $90,049 $67,928 $75,405 $72,706 $82,503 $64,331 $76,701 Plus: Consumer Incentives 23,087 26,484 33,464 43,924 30,297 32,339 37,686 43,613 31,295 32,723 Billings $76,317 $85,337 $98,448 $133,973 $98,225 $107,744 $110,392 $126,116 $95,626 $109,424

Reconciliation of GAAP gross profit to adjusted contribution Three Months Ended Mar 31, 2021 Jun 30, 2021 Sept 30, 2021 Dec 31, 2021 Mar 31, 2022 Jun 30, 2022 Sept 30, 2022 Dec 31, 2022 Mar 31, 2023 Jun 30, 2023Cardlytics Platform Revenue $53,230 $56,763 $62,075 $86,686 $63,983 $69,270 $67,285 $76,647 $59,030 $70,726 Minus: Partner Share and other third-party costs 29,771 29,890 33,929 47,274 35,027 39,403 37,399 42,375 33,175 39,086 Delivery costs 3,938 4,837 4,777 4,618 4,907 6,311 7,623 5,271 4,693 5,217 Gross Profit $19,521 $22,036 $23,369 $34,794 $24,049 $23,556 $22,263 $29,001 $21,162 $26,423 Plus: Delivery costs 3,938 4,837 4,777 4,618 4,907 6,311 7,623 5,271 4,693 5,217 Deferred implementation costs 882 730 731 1,442 - - - - - - Adjusted contribution $24,341 $27,603 $28,877 $40,854 $28,956 $29,867 $29,886 $34,272 $25,855 $31,640 Bridg Platform Revenue - $2,090 $2,909 $3,363 $3,945 $6,135 $5,421 $5,856 $5,301 $5,975 Minus: Partner Share and other third-party costs - 63 161 185 126 877 164 136 209 84 Delivery costs - 911 1,613 1,809 1,626 1,851 1,502 1,312 1,731 1,798 Gross Profit - $1,116 $1,135 $1,369 $2,193 $3,407 $3,755 $4,408 $3,361 $4,093 Plus: Delivery costs - 911 1,613 1,809 1,626 1,851 1,502 1,312 1,731 1,798 Adjusted contribution - $2,027 $2,748 $3,178 $3,819 $5,258 $5,257 $5,720 $5,092 $5,891 Consolidated Revenue $53,230 $58,853 $64,984 $90,049 $67,928 $75,405 $72,706 $82,503 $64,331 $76,701 Minus: Partner Share and other third-party costs 29,771 29,953 34,090 47,459 35,153 40,280 37,563 42,511 33,384 39,170 Delivery costs 3,938 5,748 6,390 6,427 6,533 8,162 9,125 6,583 6,424 7,015 Gross Profit $19,521 $23,152 $24,504 $36,163 $26,242 $26,963 $26,018 $33,409 $24,523 $30,516 Plus: Delivery costs 3,938 5,748 6,390 6,427 6,533 8,162 9,125 6,583 6,424 7,015 Deferred implementation costs 882 730 731 1,442 - - - - - - Adjusted contribution $24,341 $29,630 $31,625 $44,032 $32,775 $35,125 $35,143 $39,992 $30,947 $37,531

Reconciliation of GAAP partner share and other third-party costs to adjusted partner share and other third-party costs Three Months Ended Mar 31, 2021 Jun 30, 2021 Sept 30, 2021 Dec 31, 2021 Mar 31, 2022 Jun 30, 2022 Sept 30, 2022 Dec 31, 2022 Mar 31, 2023 Mar 31, 2023 Jun 30, 2023 Cardlytics Platform Partner Share and other third-party costs $29,771 $29,890 $33,929 $47,274 $35,027 $39,403 $37,399 $42,375 $33,175 $39,086 $39,086 Minus: Deferred implementation costs 882 730 731 1,442 - - - - - - - Adjusted Partner Share and other third-party costs $28,889 $29,160 $33,198 $45,832 $35,027 $39,403 $37,399 $42,375 $33,175 $39,086 $39,086 Bridg Platform Partner Share and other third-party costs - $63 $161 $185 $126 $877 $164 $136 $209 $84 $84 Minus: Deferred implementation costs - - - - - - - - - - - Adjusted Partner Share and other third-party costs - $63 $161 $185 $126 $877 $164 $136 $209 $84 $84 Consolidated Partner Share and other third-party costs $29,771 $29,953 $34,090 $47,459 $35,153 $40,280 $37,563 $42,511 $33,384 $39,170 $39,170 Minus: Deferred implementation costs 882 730 731 1,442 - - - - - - - Adjusted Partner Share and other third-party costs $28,889 $29,223 $33,359 $46,017 $35,153 $40,280 $37,563 $42,511 $33,384 $39,170 $39,170

(Amounts in thousands) Reconciliation of GAAP net (loss) income to adjusted EBITDA Three Months Ended Mar 31, 2021 Jun 30, 2021 Sept 30, 2021 Dec 31, 2021 Mar 31, 2022 Jun 30, 2022 Sept 30, 2022 Dec 31, 2022 Mar 31, 2023 Jun 30, 2023 Net (loss) income ($24,895) ($47,306) ($44,529) ($11,834) $33,038 ($126,290) $6,267 ($378,279) $13,608 ($23,508) Plus: Income tax benefit - - - (7,864) - (1,446) - - - - Interest expense, net 3,045 3,078 3,193 3,247 947 879 580 150 8 574 Depreciation and amortization expense 3,065 8,833 8,375 9,598 9,871 10,356 10,468 6,849 6,575 7,200 Stock-based compensation expense 7,248 13,337 16,830 12,849 13,585 12,842 5,767 12,492 7,968 11,739 Foreign currency (gain) loss (319) - 1,543 43 1,671 4,538 4,673 (4,506) (1,389) (1,389) Deferred implementation costs 882 730 731 1,442 - - - - - - Acquisition and integration costs (benefit) 7,030 14,182 1,714 1,446 (4,599) 2,197 (1,867) 1,395 1,723 (9,947) (Gain) loss in fair value of contingent consideration - 1,480 6,261 (6,367) (65,050) (2,968) (46,126) (14,030) (34,584) 11,258 Impairment of goodwill and intangible assets - - - - - 83,149 - 370,139 - - Restructuring and reduction of force - - 713 - - 958 7,530 (347) - - Adjusted EBITDA ($3,944) ($5,666) ($5,169) $2,560 ($10,537) ($15,785) ($12,708) ($6,137) ($6,091) ($4,073)

Reconciliation of adjusted contribution to adjusted EBITDA (Amounts in thousands) Three Months Ended Mar 31, 2021 Jun 30, 2021 Sept 30, 2021 Dec 31, 2021 Mar 31, 2022 Jun 30, 2022 Sept 30, 2022 Dec 31, 2022 Mar 31, 2023 Jun 30, 2023 Cardlytics Platform Adjusted Contribution $24,341 $27,603 $28,877 $40,854 $28,956 $29,867 $29,886 $34,272 $25,855 $31,640 Minus: Delivery costs 3,938 4,837 4,777 4,618 4,907 6,311 7,623 5,271 4,693 5,217 Sales and marketing expense 13,202 16,665 15,469 17,435 16,384 20,908 16,529 14,484 11,547 12,834 Research and development expense 6,218 8,481 10,163 10,531 11,313 11,936 11,682 13,002 10,327 13,399 General and administration expense 12,175 16,454 19,039 15,708 19,391 21,232 19,558 19,070 13,330 15,117 Stock-based compensation expense (7,248) (13,179) (15,627) (11,169) (12,382) (13,944) (5,302) (12,309) (8,103) (10,605) Restructuring and reduction of force - - (713) - - (958) (7,530) 347 - - Adjusted EBITDA ($3,944) ($5,656) ($4,231) $3,731 ($10,657) ($15,618) ($12,674) ($5,593) ($5,939) ($4,322) Bridg Platform Adjusted Contribution - $2,027 $2,748 $3,178 $3,819 $5,258 $5,257 $5,720 $5,092 $5,891 Minus: Delivery costs - 911 1,613 1,809 1,626 1,851 1,502 1,312 1,731 1,798 Sales and marketing expense - 398 1,264 1,564 1,264 1,075 1,760 2,341 2,401 2,371 Research and development expense - 453 978 1,280 978 1,645 2,080 1,799 1,237 1,448 General and administration expense - 434 1,034 1,376 1,034 (248) 414 995 (260) 1,159 Stock-based compensation expense - (158) (1,203) (1,681) (1,203) 1,102 (465) (183) 135 (1,134) Restructuring and reduction of force - - - - - - - - - - Adjusted EBITDA - ($11) ($938) ($1,170) $120 ($167) ($34) ($544) ($152) $249 Consolidated Adjusted Contribution $24,341 $29,630 $31,625 $44,032 $32,775 $35,125 $35,143 $39,992 $30,947 $37,531 Minus: Delivery costs 3,938 5,748 6,390 6,427 6,533 8,162 9,125 6,583 6,424 7,015 Sales and marketing expense 13,202 17,063 16,733 18,998 17,648 21,983 18,289 16,825 13,948 15,205 Research and development expense 6,218 8,934 11,141 11,811 12,291 13,581 13,762 14,801 11,564 14,847 General and administration expense 12,175 16,888 20,073 17,085 20,425 20,984 19,972 20,065 13,070 16,276 Stock-based compensation expense (7,248) (13,337) (16,830) (12,849) (13,585) (12,842) (5,767) (12,492) (7,968) (11,739) Restructuring and reduction of force - - (713) - - (958) (7,530) 347 - - Adjusted EBITDA ($3,944) ($5,666) ($5,169) $2,560 ($10,537) ($15,785) ($12,708) ($6,137) ($6,091) ($4,073)

Reconciliation of GAAP net income to non-GAAP net loss and non-GAAP net loss per share Three Months Ended Six Months Ended June 30, June 30, 2023 2022 2023 2022 Net loss ($23,508) ($126,290) ($9,900) ($93,252) Plus: Stock-based compensation expense 11,739 12,842 19,707 26,427 Foreign currency (gain) loss (1,389) 4,538 (2,778) 6,208 Acquisition and integration (benefit) cost (9,947) 2,197 8,224 (2,401) Amortization of acquired intangibles 3,441 7,207 6,898 14,353 Loss (gain) in fair value of contingent consideration 11,258 (2,968) (23,326) (68,018) Goodwill impairment - 83,149 - 83,149 Restructuring and reduction of force - (958) - (958) Income tax benefit - (1,446) - (1,446) Non-GAAP net loss ($8,406) ($21,729) ($1,175) ($35,938) Weighted-average number of shares of common stock used in computing non-GAAP net loss per share: Weighted-average common shares outstanding, diluted 34,880 33,635 34,214 33,688 Non-GAAP net loss per share attributable to common stockholders, diluted ($0.24) ($0.65) ($0.03) ($1.07)

Reconciliation of forecasted GAAP revenue to billings Q3 2023 Guidance Revenue $75.0 - $84.0 Plus: Consumer Incentives $36.0 - $39.0 Billings $111.0 - $123.0

Definitions Adjusted contribution: We define adjusted contribution measures of the degree by which revenue generated from our marketers exceeds the cost to obtain the purchase data and the digital advertising space from our partners. Adjusted contribution demonstrates how incremental marketing on our platform generates incremental amounts to support our sales and marketing, research and development, delivery costs, general and administration and other investments. Adjusted contribution is calculated by taking our total revenue less our Partner Share and other third-party costs exclusive of deferred implementation costs, which is a non-cash cost. Adjusted contribution does not take into account all costs associated with generating revenue from advertising campaigns, including sales and marketing expenses, research and development expenses, delivery costs, general and administrative expenses and other expenses, which we do not take into consideration when making decisions on how to manage our advertising campaigns. Adjusted EBITDA: We define adjusted EBITDA as our Net (loss) income before income taxes; interest expense, net; depreciation and amortization expense; stock-based compensation expense; foreign currency gain (loss); deferred implementation costs; restructuring and reduction of force; acquisition and integration cost (benefit); Impairment of goodwill and intangible assets; and gain (loss) in fair value of contingent considerations. Cardlytics ARPU: We define ARPU as the total Cardlytics platform revenue generated in the applicable period calculated in accordance with GAAP, divided by the average number of MAUs in the applicable period. Billings: Billings represents the gross amount billed to customers and marketers for advertising campaigns in order to generate revenue. Cardlytics platform billings is recognized gross of both Consumer Incentives and Partner Share. Cardlytics platform GAAP revenue is recognized net of Consumer Incentives and gross of Partner Share. Bridg platform billings is the same as Bridg platform GAAP revenue. Campaign spend ratio: We define campaign spend ratio as the amount of spend from MAUs that is associated with the campaigns in which they were targeted with offers divided by the total amount of spend from MAUs in the industries in which MAUs were targeted with offers during the applicable period. Cardlytics MAUs: We define MAUs as targetable customers or accounts that have logged in and visited online or mobile applications containing offers, opened an email containing an offer, or redeemed an offer from the Cardlytics platform during a monthly period. We then calculate a monthly average of these MAUs for the periods presented. Monthly log-in days: We define monthly log-in days as the number of days in which MAUs logged in and visited the online or mobile banking applications of, or opened an email containing our offers from, our partners during a monthly period. We then calculate an average of the monthly log-in days for the periods presented. Non-GAAP net loss: We define non-GAAP net loss as our net loss before stock-based compensation expense; foreign currency loss (gain); acquisition and integration (benefit) cost; amortization of acquired intangibles; and Loss (gain) in fair value of contingent considerations. Notably, any impacts related to minimum Partner Share commitments in connection with agreements with certain Partners are not added back to net loss in order to calculate adjusted EBITDA. Non-GAAP net loss per share: We define non-GAAP net loss per share as non-GAAP net loss divided by GAAP weighted-average common shares outstanding, diluted. Offer activation rate: We define offer activation rate as the total number of offers activated by MAUs divided by the total number of offers served to MAUs in the applicable period.

Industry and account definitions Segment Segment Constituents Entertainment Amusement Parks, Cinema/Video, Concerts/Theater, Gaming, Golf, Miscellaneous Recreation Services, Museums/Parks, Radio, Sporting & Sporting Venues/Other, Ticket Providers Grocery & Gas Convenience, Grocery Other Business Services, Financial Institutions, Gyms/Fitness, Home/ Maintenance, Online Education/ Distance Learning, Other Services, Salon/Spa Restaurant Banquet/Caterers, Bars/Night Clubs/Taverns, Fast Food/ Quick Serve, Full Service Restaurants, Quick Serve Light Fares Retail Accessories, Apparel, Auto Services and Products, Beauty Products/Cosmetics, Books/ Magazine, Child/ Infant Care, Drug Store/Pharmacy, General/Multi-Line, Home & Garden, Office Supplies, Other Retail, Pets, Shoes & Athletic Footwear, Specialty Gifts, Sporting & Outdoor Goods Subscription Bundled, Insurance/Real Estate, Internet, Phone, Professional Services, Television Travel & Entertainment Airlines, Car Rental, Cruise Lines, Gas Stations, Hotels/Lodging, Other Travel, Parking Services, Personal Transportation, Tour Operators/Agencies, Travel Aggregators and Agencies Merchants on the Cardlytics platform in which we interact with an advertising agency that we believe holds significant influence over the decision-making process as it relates to the design and management of advertising campaigns Agency